Debentures	12 Months Ended
Dec. 31, 2018
Statement [LineItems]
Debentures
14.	Debentures

Description	Additional information	Annual charges	2018	2017
1st issue	(a)	CDI + Interest from 2.0%	261,199	419,236
2nd issue	(b)	CDI + Interest from 2.0%	705,187	649,743

Total			966,386	1,068,979

Current			966,386	—
Non-current			—	1,068,979

(a)	1st issue of debentures

On June 27, 2011, the Company conducted its 1st issue of unsecured, subordinated debentures, not convertible into shares, with collateral and additional personal guarantee, for public distribution with restricted placement efforts, for the issue of 2,720 debentures, with a face value of R$250, fully paid by Banco BTG Pactual S.A., with semi-annual payments starting of September 2013 and final maturity on March 9, 2017.

The proceeds from the issue of these debentures were used to settle loans outstanding from Banco BTG Pactual.

In December 2012, the Company debenture holders agreed to adjust the interest rate to be charge in new issuances. Such interest rate was reduced and it is based on the CDI rate plus 2.95% spread per year.

During the years 2013 to 2016, the Company renegotiated the portions of principal maturing in September 2013, March 2014, September 2014, March 2015, September 2015, March 2016 and September 2016, which would be paid together with the remaining installments.

The debentures provide for accelerated maturity clauses should the following events take place: (i) corporate transactions (merger, spin-off, etc.) carried out by the Company and its subsidiaries; (ii) disclosure of financial information; (iii) default in connection with transactions carried out with financial institutions; (iv) failure to meet financial ratios set forth in the transaction’s contractual terms; (v) payment of dividends and/or interest on equity exceeding R$45,000 and (vi) assets disposed of or given in guarantee to third parties whose individual or combined amounts exceed R$25,000.

On August 10, 2017, Estre entered into a binding facility commitment letter with the holders of the debentures and related debt acknowledgment instrument, which provided for the restructuring of the existing debentures and related debt acknowledgment instrument through the prepayment of US$200 million, a partial debt write-down and the restructuring of the existing debentures. On December 7, 2017, Estre amended the binding facility commitment letter, pursuant to which the creditors agreed to amend the required prepayment to a defined range of the repayment of a minimum debt prepayment of US$100 million and a maximum debt prepayment of US$200 million.

On December 21, 2017, Estre completed the debt restructuring and prepaid R$199,086 of the outstanding amount. In addition, the debenture holders granted a haircut for an amount of R$49,772, corresponding to 25% of the prepaid amount. Such haircut was recorded as finance income.

As a result of the restructuring above, the outstanding debentures and related debt acknowledgment instrument bear interest at a rate of CDI plus 2.0% per annum, with payments of principal to be repaid semi-annually in 11 installments after a three-year grace period and maturing in 8 years. Interest is payable semi-annually after a grace period of two years on the debenture outstanding balance plus monthly compounded interest accrued over the first 18 months.

IFRS 9 requires that a substantial modification of the terms of an existing financial liability, or a part of it, should be accounted for as an extinguishment of the original financial liability and the recognition of a new financial liability. The Company concluded that the net present value of the cash flows under the new terms of the refinanced debt, discounted at the original effective interest rate was below a 10% difference compared to the discounted present value of the remaining cash flows of the original debt instrument, therefore, the Company accounted for the debt restructuring as a debt modification.

(b)	2nd issue of debentures

On December 14, 2012, the Company completed its second issue of unsecured debentures, not convertible into shares, with collateral and additional personal guarantee, for public distribution with restricted placement efforts, for the issue of 3,000 debentures with a face value of R$250. The actual issuance was for 2,600 debentures. The debentures mature in five years and bear interest at the CDI rate plus of 2.60% p.a. Principal would be repaid semiannually, in seven installments beginning in December 2014.

In 2015 and 2016, the Company renegotiated installments maturing June 2015, December 2015, June 2016 and December 2016, with payment in 2017.

The proceeds from the issue of the debentures were used to settle bank loans, to extend the debt maturities in working capital.

The debentures provides for accelerated maturity clauses should the following events take place: (i) corporate transactions (merger, spin-off etc.) carried out by the Company and its subsidiaries; (ii) disclosure of financial information; (iii) default in connection with transactions carried out with financial institutions; (iv) failure to comply with financial ratios set forth in the transaction’s contractual terms; (v) payment of dividends and/or interest on equity exceeding R$30,000 and (vi) assets disposed of or given in guarantee to third parties whose individual or combined amounts exceed R$100,000. As of December 31, 2016 and 2015, the Company failed to comply with the covenants relating to the maintenance of certain financial ratios as well as failed to meet the principal repayment schedule. As of December 31, 2016 and 2015, the Company had not obtained the waiver of debenture holders therefore the debentures were included as liabilities in the statement of financial position.

On August 10, 2017, Estre entered into a binding facility commitment letter with the holders of the debentures (1st and 2nd issuances) and related debt acknowledgment instrument, which provided for the restructuring of the existing debentures and related debt acknowledgment instrument through the prepayment of US$200 million, a partial debt write-down and the restructuring of the existing debentures. On December 7, 2017, Estre amended the binding facility commitment letter, pursuant to which the creditors agreed to amend the required prepayment to a defined range of the repayment of a minimum debt prepayment of US$100 million and a maximum debt prepayment of US$200 million.

On December 21, 2017, Estre completed the debt restructuring and prepaid R$166,881 of the outstanding amount. In addition, the debenture holders granted a haircut for an amount of R$41,720, corresponding to 25% of the prepaid amount. Such haircut was recorded as finance income.

As a result of the restructuring above, the outstanding debentures and related debt acknowledgment instrument bear interest at a rate of CDI plus 2.0% per annum, with payments of principal to be repaid semi-annually in 11 installments after a three-year grace period and maturing in 8 years. Interest is payable semi-annually after a grace period of two years on the debenture outstanding balance plus monthly compounded interest accrued over the first 18 months.

IFRS 9 requires that a substantial modification of the terms of an existing financial liability, or a part of it, should be accounted for as an extinguishment of the original financial liability and the recognition of a new financial liability. The Company concluded that the net present value of the cash flows under the new terms of the refinanced debt, discounted at the original effective interest rate was below a 10% difference compared to the discounted present value of the remaining cash flows of the original debt instrument, therefore, the Company accounted for the debt restructuring as a debt modification.

The breakdown of the debentures is as follows:

	1st issue	2nd issue	Transaction costs	Total
Balances at 2016	906,729	761,307	(2,407)	1,665,629
Interest	117,879	97,037	—	214,916
Debt acknowledgement instrument	(356,514)	—	—	(356,514)
Transaction costs	—	—	2,407	2,407
Repayment	(199,086)	(166,881)	—	(365,967)
Discount	(49,772)	(41,720)	—	(91,492)

Balances at 2017	419,236	649,743	—	1,068,979
Interest	25,815	55,444	—	81,259
Debt acknowledgement instrument	(183,852)	—	—	(183,852)

Balances at 2018	261,199	705,187	—	966,386

(c)	Covenants

According to the Company’s debenture agreements, the following financial indices must be calculated and presented by the Company’s management, semi-annually on June 30 and December 31 of each year, as from December 31, 2018:

(a) the quotient of the division of Net Debt by EBITDA shall be equal to or lower than the following indices based on the Company’s consolidated financial statements for the following fiscal years:

Net Debt / EBITDA

December 31, 2018 - 4.0x

December 31, 2019 and subsequent fiscal years - 3.5x

(b) from December 31, 2019 (inclusive), for three consecutive semesters, the ratio of the Net Debt division to EBITDA should not exceed 3.0x;

(c) the Debt Service Coverage Ratio shall be equal to or greater than 1.2x if the Net Debt / EBITDA ratio is greater than 2.8x and shall be equal to or greater than 1.0x if the ratio of Net Debt / EBITDA is equal to or lower than 2.8x.

As a result of the liquidity constraints identified by management, the Company was not able to maintain financial covenants clauses included on its Debt Instruments for the year ended on December 31, 2018, and the total debt was reclassified and presented as a current liability. Based on this fact, the Company and its Board of Directors has decided to initiate negotiations with the holders of its Debt Instruments with the goal of restructuring its financial debt. The Company engaged a restructuring firm as well as outside legal counsel to advise in connection with a debt restructuring process. The Company currently expects to conclude the debt restructuring during 2019.

There can be no assurance that the debt restructuring process will be successful or that the Company will be able to generate sufficient liquidity in order to fully address the liquidity concerns. The Company´s inability to significantly improve its liquidity position and comply with its financial covenants and other payment obligations could have a material adverse effect and result in a judicial reorganization process, which may result in the shareholders losing their entire investment.